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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 23, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2005 the Nordstrom, Inc. (the "Company") Board of Directors approved amendments to the Company's non-employee director compensation arrangements that will take effect immediately. The amendments provide for the following changes in compensation paid by the Company to its non-employee directors.

1. Elimination of meeting fees for all Board and Board committee meetings.

2. Increase in the Board annual cash retainer from $45,000 to $50,000 a year for each member of the Board, effective immediately. For the current year, the increase will be paid on a prorated basis.

3. Increase in the annual retainer fee for Committee Chairs, effective immediately, as follows.

   - Audit Committee Chair - from $5,000 to $15,000.
   - Compensation Committee Chair - from $5,000 to $12,500.
   - Corporate Governance and Nominating Committee Chair - from $3,000 to
     $10,000.
   - Finance Committee Chair - from $3,000 to $10,000.

For the current year, the increase will be paid on a prorated basis.

4. Increase in the annual retainer fee for Committee Members, effective immediately, as follows.

   - Audit Committee Members - from $2,500 to $10,000.
   - Compensation Committee Members - from $2,500 to $10,000.
   - Corporate Governance and Nominating Committee Members - from $1,500 to $10,000.
   - Finance Committee Members - from $1,500 to $10,000.

For the current year, the increase will be paid on a prorated basis.

5. Increase in the dollar value of the annual award of Company Common Stock from $45,000 to $75,000, effective immediately, to be paid on a prorated basis for the current year. The increase in the number of shares awarded for the current year will be calculated based upon the closing price of the Company's Common Stock on August 23, 2005. Going forward, the number of shares to be awarded will continue to be calculated based on the closing price of the Company's Common Stock on the date of the annual meeting of shareholders.

In addition to the amounts set forth above, Enrique Hernandez, Jr., as the Company's Lead Director, will continue to receive an annual award of Company Common Stock valued at $200,000.

Employee directors of the Company are not paid any fees for serving as members of the Board or any Board Committee. Non-employee directors will continue to be reimbursed for reasonable travel expenses for attending Board and Committee meetings.

Directors may continue to defer all or a part of their directors' fees and all or a part of their annual stock awards under the Company's Director Deferred Compensation Plan.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Director Compensation Summary


















































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
                                                Vice President, Real Estate
                                                and Corporate Secretary


Dated: August 29, 2005